UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

      n/a

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02.

Termination of a Material Definitive Agreement.

On November 10, 2006, Visiphor Corporation (the “Company”) received notification from Michael J. Hilton on behalf of MIVA Holdings Inc. (“MIVA”) that MIVA was providing the Company with one month’s notice in accordance with the consulting agreement between the Company and MIVA dated September 16, 2006 (the “Agreement”) that MIVA was terminating the Agreement effective December 10, 2006.   Pursuant to the Agreement, MIVA had agreed to cause Michael J. Hilton to perform the responsibilities and duties associated with the role of President and Chief Operating Officer for and on behalf of the Company.  The compensation for the services of Mr. Hilton paid to MIVA includes a monthly fee of Cdn$15,000.

The Agreement was terminated due to Mr. Hilton’s need to resign from his position as President and Chief Operating Officer for personal reasons.  The Company will not incur any material early termination penalties under the Agreement.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 10, 2006, Mr. Hilton tendered his resignation as President and Chief Operating Officer for personal reasons.  As referenced in Item 1.02 above, Mr. Hilton’s services as President and Chief Operating Officer had been secured via a consulting agreement between the Company and MIVA.  The information set forth under Item 1.01 “Termination of a Material Definitive Agreement” above is incorporated into this Item 5.02 by reference.

A copy of the press release dated November 15, 2006 announcing Mr. Hilton’s resignation has been furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

10.1

Consulting Agreement between Visiphor Corporation and MIVA

Holdings Inc. dated September 16, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 29, 2006).

99.1

Press Release dated November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: November 15, 2006

By:

   /s/ Wayne Smith

Wayne Smith

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Consulting Agreement between Visiphor Corporation and MIVA

Holdings Inc. dated September 16, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 29, 2006).

99.1

Press Release dated November 15, 2006

EXHIBIT 99.1

VISIPHOR ANNOUNCES MANAGEMENT CHANGES

VANCOUVER, CANADA, November 15, 2006 – Visiphor Corporation (“Visiphor” or the “Company”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces that for personal reasons Mr. Mike Hilton, formerly President and COO, has resigned his position with the Company. Mr. Hilton will remain with the Company during a transition period to ensure a smooth transfer of responsibilities. He remains a strong supporter and significant shareholder of the company and is proud of the achievements of the Company and its staff, including winning the recent Microsoft Partner Program IMPACT Award.

In addition, Mr. Jame Healy, formerly Vice-President of Consulting Services, has also resigned his position with the Company. The Company thanks Mr. Healy for his efforts with the Company and wishes him well with his future endeavours.

“While I am disappointed that Mike and Jame are leaving Visiphor, I am confident that the strong base they have assisted in building over the past year will help provide the structure needed for the continued growth and strength of the Company”, said Roy Trivett, CEO. “We value their contribution to the Company.”

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver “Buck” Revell”
Chairman, Visiphor Corporation

Investor and Media Inquiries:

Adam Ho

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 278

E-mail: adam.ho@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.